Exhibit 10.16

Certain information has been excluded from this agreement (indicated by “[***]”) because such information is both not material and the type that the registrant treats as private or confidential.

STATE-GUARANTEED LOAN

PARIS ELYSEES ENT 1

3ème étage

91 AV DES CHAMPS ELYSEES

75008 PARIS

ABIVAX 5 RUE DE LA BAUME 75008 PARIS

RE: LOAN OF €5,000,000.00

AGREEMENT of 11/06/2020

AGREEMENT NUMBER: 220163102422

Date: 15/03/2021

Dear Sir or Madam,

The terms defined in the Loan Agreement have the same meaning in this letter.

In accordance with Clause 4 (REPAYMENT OF PRINCIPAL) of the Loan Agreement, you wish to repay the Loan as from the Maturity Date on the following terms:

Amount:

The full principal amount of the Loan.

Additional repayment period:

Five years

Frequency of repayments of principal:

Annually

Below are the financial terms that will apply throughout the requested Additional Repayment Period.

a.	Interest rate during the Additional Repayment Period

The Loan will incur interest at 0.58% per annum excluding insurance and the State Guarantee Premium.

This rate corresponds exclusively to the Bank’s financing cost. The Client must repay the State Guarantee Premium in accordance with paragraph c. below.

Interest will be calculated on the principal amount of the Loan outstanding at the beginning of each period between two interest payment due dates or successive repayments (the ‘Interest Period’), on the basis of a year of 360 days and a monthly period of 30 days.

Interest must be paid on the last day of each Interest Period and received as from the Maturity Date in accordance with the enclosed repayment schedule.

b.	Repayment of principal and payment of interest

The Client must repay the Loan in 4 equal consecutive annual instalments of [***] each, including the principal and interest, in accordance with the enclosed repayment schedule.

If a payment due date does not fall on a business day, it will be postponed to the next business day.

c.	Repayment of the State Guarantee Premium during the Additional Repayment Period

The State Guarantee Premium will be paid to Bpifrance Financement SA by the Bank in accordance with the Decree.

The estimated total State Guarantee Premium payable by the Client in connection with the Additional Repayment Period is €125,361.45. This amount will be spread over the term of the Loan and must be repaid by the Client to the Bank in accordance with the enclosed repayment schedule.

If the Loan is prepaid in full, the Client must reimburse the State Guarantee Premium in full to the Bank less the amounts already repaid to the Bank.

d.	Provision of a repayment schedule

A repayment schedule containing details of the applicable payment due dates is enclosed with this letter.

e.	Insurance for Death, Total and Irreversible Loss of Autonomy, Disability and Unfitness for Work

If you have taken out insurance to cover the Loan until the Maturity Date or wish to take out such a policy to cover the Additional Repayment Period, please contact your account executive at Société Générale as soon as possible.

f.	Acceptance of financial terms

In accordance with Clause 4.2 (‘Additional Repayment Option’) of the Loan Agreement, you have a period of one month from the date of posting of this letter in which to accept or reject these financial terms.

If you do not reply within this time limit or if you reject the financial terms, the Loan must be repaid on the Maturity Date.

Please sign and return a copy of this letter to us.

By signing this letter, you are accepting the above financial terms and asking to repay the Loan as from the Maturity Date on the terms set out in this letter.

Signature box to be used for a handwritten signature

Name and capacity of authorised signatory [handwritten: Hartmut Ehrlich, CEO]

Signature /s/ Hartmut J. Ehrlich [Stamp: Prof. Hartmut J. Ehrlich, M.D Chief Executive Officer (CEO) Abivax]	Client’s stamp [Stamp: ABIVAX SA, 5 Rue de la Baume, F-75008 Paris Tel.: +33 (0)1 53 83 08 41 SIRET registration number: [***] – APE business code [***] VAT number: [***]]

Société Générale, a French SA (limited company) with share capital of €1,009,641,917.50 Paris Trade and Companies Register No 552 120 222 Registered office: 29 Bd Haussmann, 75009 Paris
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No	Payment due date	Total amount due	Borrower insurance (**)	Interest	Repayment	Capital outstanding after repayment	Guarantee premium
1	11/06/2021	[***]	[***]	[***]	[***]	[***]	[***]
2	11/06/2022	[***]	[***]	[***]	[***]	[***]	[***]
3	11/06/2023	[***]	[***]	[***]	[***]	[***]	[***]
4	11/06/2024	[***]	[***]	[***]	[***]	[***]	[***]
5	11/06/2025	[***]	[***]	[***]	[***]	[***]	[***]
6	11/06/2026	[***]	[***]	[***]	[***]	[***]	[***]

(**)	Only contributions payable for group insurance policies, including additional premiums (if applicable) and excluding own insurance.

Société Générale, a French SA (limited company) with share capital of €1,009,641,917.50 Paris Trade and Companies Register No 552 120 222 Registered office: 29 Bd Haussmann, 75009 Paris
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